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                             SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X] Filed by a party other than the Registrant Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential for Use
of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[ X ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Money Market Variable Account
                     Capital Appreciation Variable Account
                     Government Securities Variable Account
                      Global Governments Variable Account
                          High Yield Variable Account
                        Managed Sectors Variable Account
                         Total Return Variable Account

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                (Name of Registrant as Specified in Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [ X ] No fee required

     (   ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.

     ( 1 ) Title of each class of securities to which transaction applies:
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     ( 2 ) Aggregate number of securities to which transaction applies:
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     ( 3 ) Per unit price or other underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     ( 4 ) Proposed maximum aggregate value of transaction:
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     ( 5 ) Total Fee Paid:
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     [   ] Fee paid previously with preliminary materials.
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     [   ] Check box if any part of the fee is offset as  provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     ( 1 ) Amount previously paid:
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     ( 2 ) Form, Schedule or Registration Statement No.:
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     ( 3 ) Filing Party:
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     ( 4 ) Date Filed:
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                                                        IMPORTANT REMINDER

                   SUNLIFE ASSURANCE COMPANY OF CANADA (U.S.)


                      CAPITAL APPRECIATION VARIABLE ACCOUNT
                       GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                     GOVERNMENT SECURITIES VARIABLE ACCOUNT
                           HIGH YIELD VARIABLE ACCOUNT
                        MANAGED SECTORS VARIABLE ACCOUNT
                          MONEY MARKET VARIABLE ACCOUNT
                          TOTAL RETURN VARIABLE ACCOUNT
        One Sun Life Executive Park Wellesley Hills, Massachusetts 02481

                                                                  March 1, 2001
Dear Owners and Payees:

Recently we distributed proxy material regarding the Special Meetings of Owners of and Payees under annuity contracts issued by Sun Life Assurance of Canada (U.S.) in connection with each Account named above. These meetings are scheduled to be held on March 23, 2001. Our records indicate that we have not yet received your voting instructions.

                         WE NEED YOUR VOTE IMMEDIATELY!

A unitholder may think his or her vote is not important, but it is vital. Your vote will enable the Accounts to hold the meetings as scheduled and avoid the cost of additional solicitation, so please vote immediately. You and all other unitholders will benefit from your cooperation.

Please vote your shares through any one of the convenient methods listed below:

   1.  By Touch-tone:   Call toll-free 1-888-221-0697 and enter the 14-digit
       --------------   control number located at the top of your proxy card.

   2.  By Phone:        If you would like to speak to a live representative,
       ---------        please call Shareholder Communications Corporation toll
                        free at 1-877-504-5022. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. eastern time.

   3.  By Internet:     Visit www.proxyweb.com and enter the 14-digit control
       -----------      number printed on your proxy card.

   4.  By Mail:         Return your executed proxy in the enclosed postage paid
       -------          envelope.  Please utilize this option only if the other
                        methods are unavailable to you.


If we do not receive your proxy by one of the above methods, you may receive a call from Shareholder Communications Corporation, our proxy agent, requesting you to vote your shares over the phone. Thank you for your time and understanding.